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Exhibit 10.25
                              EMPLOYMENT AGREEMENT

     THIS EMPLOYMENT AGREEMENT (the "Agreement"), made as of the lst day of April 1999, by and between CRONOS CONTAINERS INC., a California corporation (the "Employer"), and JOHN M. FOY (the "Employee"),

                                   WITNESSETH

     WHEREAS, since 1985 Employee has been an employee of Employer or one or more of affiliates of Employer, and has served as President of Employer since 1991; and

     WHEREAS, Employer and Employee desire to state in writing the terms and conditions of Employee's employment by Employer.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the parties hereto agree as follows:

     FIRST: The Employer agrees to employ the Employee, and the Employee agrees to serve in the employ of the Employer, on an exclusive and fill time basis, as President of Employer, subject to the supervision and direction of its Board of Directors ("Board"), from the date hereof through March 31, 2001, unless such period is sooner terminated pursuant to the provisions of Paragraphs "FIFTH," "SIXTH," or "SIXTEENTH" below. Employee's duties hereunder shall include service as an officer and/or director of such affiliated companies of Employer as are delegated to Employee by the Board of Employer.


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     SECOND: The Employee hereby warrants and represents that he has the full right, power, and authority to enter into this Agreement and to perform all of his obligations hereunder and that he is not party to any other agreement or understanding which might conflict with the provisions hereof or affect or interfere with the full performance by him of all of his obligations hereunder. For the entire term hereof or any extensions, the Employee's duties shall always consist of those of an executive capacity and shall never be relegated below the status that is normally assigned an officer of similar companies.
The Employee's office and the principal place for the performance of his duties hereunder, except for travel reasonably required, shall be at the place of business of the Employer in San Francisco, California.

     THIRD: For all services to be rendered by him in an executive capacity only (including, but not limited to, service as an officer or director of Employer or of any affiliate of Employer, or member of any committee or otherwise) the Employer agrees to pay the Employee as long as he shall be employed hereunder:

     (a) An annual salary of One Hundred Fifty-Six Thousand One Hundred Seventy-Six Dollars ($156,176), to be paid in accordance with Employer's standard payroll practices; after December 31, 1999, Employee's annual salary may be increased, in the discretion of the Board of Employer, but shall not be reduced; and

     (b) Bonus compensation at such times, and in such amounts, as are determined in the discretion of the Board.

     FOURTH: The Employee agrees that during the period of his employment he will not, without the prior approval of the Board, be an officer, director or employee of any other company (other than an affiliate of Employer), nor shall he engage in or carry on, or have any interest in any business or activity at the time carried on by Employer or any of its affiliates, nor shall he own of record or


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beneficially an interest in any entity which markets or provides services sold or provided by the Employer or any of its affiliates; provided, however, that Employee may own or acquire, without the necessity of obtaining the prior approval of the Board, publicly-traded securities of an entity which markets or provides services sold or provided by the Employer or its affiliates so long as Employee and an affiliates of Employee (not including, as affiliates of Employee, for this purpose only, Employer and Employer's affiliates) do not own, in the aggregate, more than one percent (1%) of the outstanding class of the securities acquired and held by Employee and affiliates of Employee.

     FIFTH: (a) Any provision of this Agreement to the contrary notwithstanding, in the event the Employee shall, during the term of his employment hereunder, fail to perform his duties hereunder owing to illness or other incapacity which continues for a period of more than six (6) consecutive months, the Employer shall have the right, by notice sent to the Employee by first-class mail, postage prepaid, to terminate the Employee's employment hereunder as of a date (not less than thirty (30) days after the date of the sending of such notice) to be specified in such notice, and the Employee shall be entitled to receive all compensation provided in Paragraph "THIRD" hereof computed to or on the basis of the date specified in said notice. However, if prior to the date specified in such notice, the Employee shall resume the performance of his duties hereunder, said notice shall be deemed to be cancelled and rendered null and void.

     (b) In the event this Agreement is terminated pursuant to the provisions of Paragraph "FIFTH (a)" above, the Employee shall receive, for a period of six (6) months following the effective date of said termination, the compensation that he


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would have received pursuant to Paragraph "THIRD (a)" above had this Agreement continued in full force and effect without interruption.

     (c) In the event of the Employee's death during the term of his employment hereunder, Employee's Beneficiary (as defined in Paragraph "EIGHTH" hereof) shall be entitled to receive the compensation as provided in Paragraph
"THIRD (a)" hereof to the last day of the sixth month following the month in which the Employee's death shall have occurred.

     SIXTH: (a) Except as provided in Paragraph "FIFTH" above, this Agreement may not be cancelled by the Employer prior to its expiration except for the Employee's non-performance of, or wilfull misconduct in the performance of, his duties hereunder.

     (b) If the Employer intends to terminate this Agreement pursuant to Paragraph "SIXTH (a)" above (except for the Employee's wilfull misconduct amounting to moral turpitude so as to affect his ability to adequately perform services on behalf of the Employer), it shall give the Employee detailed written notice by first-class mail, postage prepaid, to that effect at least thirty (30) days prior to the effective date of any such termination. If the cause of such proposed termination is cared during the period between the time notice of intention to terminate is sent to the Employee and the effective date thereof, the notice of intention to terminate shall be deemed to be withdrawn and of no effect. The Employer may terminate this Agreement effective immediately upon giving the Employee written notice thereof for wilfull misconduct of the Employee amounting to moral turpitude so as to affect his ability to perform services on behalf of the Employer.


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     SEVENTH: The Employer shall provide sufficient services, facilities and personnel for the Employee to perform his services hereunder and shall reimburse him for all ordinary and necessary business expenses incurred in performing such services.

     EIGHTH: The Employee by written notice (first-class mail, postage prepaid) sent to the Employer during the term of this Agreement and signed by him, may designate one or more persons or entities (including a trust or trusts or his estate) to receive any balance of compensation payable to him under this Agreement in the event of his death prior to full payment thereof and if he shall designate more than one person, the proportion in which each is to receive such payment. He may also designate the person or persons who shall succeed to the rights of the person or persons originally designated, in case the latter should die. He may from time to time change any designation so made, and the last written notice (first-class mail, postage prepaid) given by him before his death shall be controlling. In the absence of a designation made by the Employer pursuant to this Paragraph "EIGHTH" or in the event of the death of a person to whom payments were being made pursuant to this Paragraph "EIGHTH" before such payments are completed, and, failing any other designation by the Employee, such payments or any balance thereof shall be paid to his legal representative. The person or persons entitled to payments pursuant to the provisions of this Paragraph "EIGHTH" are referred to in this Agreement as the Employee's "Beneficiary."

     NINTH: The Employee agrees that he will not, without the written consent of the Employer, disclose to anyone not properly entitled thereto any confidential information relative to the business, sales, customers, customized software, financial condition, or other activities of the Employer or any affiliate


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thereof, except to Persons to whom such information is furnished in the normal course of business under established procedures of the Employer and such other persons as are legally entitled to such information.

     TENTH: Nothing in this Agreement shall be construed as limiting or restricting any benefit to the Employee, his legal representatives or Beneficiary, under any pension or profit-sharing or similar retirement plan, or under any group life or group health or accident or other plan of the Employer for the benefit of its employees generally or a group of them, or under any other agreement between Employer and Employee now or hereafter in existence, nor shall any payment under this Agreement be deemed to constitute payment to the Employee, his legal representatives or Beneficiary in lieu of or in reduction of any benefit or payment under any such plan or agreement. It is expressly understood and agreed that the Employer shall offer to and provide the Employee with all other benefits, employee programs, facilities and emoluments which are offered to any other officer of the Employer now or at any time hereinafter, unless the terms of such plans specifically exclude him or he is ineligible to participate in such plans under the terms thereof or applicable law.

     ELEVENTH: The Employee agrees that he will not, during the term of his employment hereunder or thereafter, make use of or divulge to any other person, firm or corporation, or himself use, any trade or business secret, process, method or means, or any other confidential information concerning the business or policies of the Employer or any of its affiliates which he may have learned as a result of his employment hereunder which if divulged would result in appreciable harm to the Employer. The provisions of this Paragraph "ELEVENTH" shall survive the


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expiration or termination, for any reason, of this Agreement or the Employee's employment hereunder.

     TWELFFH: (a) This Agreement shall inure to the benefit of the Employee's Beneficiary, but except as authorized by Paragraph "EIGHTH" above, neither this Agreement nor any rights or interest under this Agreement shall be assignable by the Employee or by the Employee's Beneficiary without the Employer's prior written consent.

     (b) This Agreement and the rights and obligations hereunder, shall not be assignable or delegable by either party or by the Employee's Beneficiary or spouse except as expressly provided in this Agreement or required by applicable law.

     THIRTEENTH: (a) Any notice to the Employer under this Agreement shall be deemed to have been given if and when mailed by first-class mail, postage prepaid, to Employer at its principal office, or such other address as the Employer may from time to time designate in writing by notice to the Employee given pursuant to Paragraph "THIRTEENTH (b)" hereof.

     (b) Any notice to the Employee under this Agreement shall be deemed to have been given if and when mailed by first-class mail, postage prepaid, to the Employee at his address hereinbelow given or such other address the Employee may from time to time designate in writing by notice to the Employer given pursuant to Paragraph "THIRTEENTH (a)" above.

     (c) Any notice to the Employee's Beneficiary under this Agreement shall be deemed to have been given if and when mailed by first-class mail, postage prepaid, to such Beneficiary in care of the Employee's estate or at such other address or respective addresses as Employee or such Beneficiary may from time to time


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respectively designate in writing to the Employer by notice or notices given pursuant to Paragraph "THIRTEENTH (a)" hereof

     FOURTEENTH: (a) No amendment or modification of this Agreement shall be deemed effective unless and until executed in writing by the parties hereto With the same formality attending execution of this Agreement.

     (b) No term or condition of this Agreement shall be deemed to have been waived, nor shall there be any estoppel to enforce any provision of this Agreement, except by written instrument of the party charged with such waiver or estoppel executed with the same formality attending execution of this Agreement.

     FIFTEENTH: This Agreement and the provisions thereof shall be governed by and construed in accordance with the laws of the State of California, and all matters with respect to the validity, interpretation, performance and enforcement of this Agreement shall be determined by reference to the laws of the State of California. In the event that any provision or any obligation under this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions or obligations shall not in any way be affected or impaired thereby.

     SIXTEENTH: This Agreement and all rights and obligations set forth herein shall terminate upon the filing by Employer of a certificate of election to wind up and dissolve pursuant to the provisions of Sections 1900 et seq. of the California Corporations Code. In such event, Employee shall be entitled to receive all compensation provided in Paragraph "THIRD" hereof computed to the date of filing of said certificate of election by Employer.


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     IN WITNESS WHEREOF, the Employer has caused this Agreement to be executed by its officers thereunto duly authorized, and the Employee has signed this Agreement, effective as of the date and year first above written.

                                   "EMPLOYER"
                             CRONOS CONTAINERS INC.

                                   By             /s/ D J Tietz
                                 Dennis J. Tietz
                                    Director

                                   And            /s/ P J Younger
                                Peter J. Younger
                                    Director

                                   "EMPLOYEE"     /s/ J M Foy


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                        AMENDMENT TO EMPLOYMENT AGREEMENT

     THIS AMENDMENT EMPLOYMENT AGREEMENT (the "Amendment"), made as of this lst day of December, 1999, by and between CRONOS CONTAINERS INC., a California corporation (the "Employer"), and John M. Foy (the "Employee"),

                                   WITNESSETH:

     WHEREAS, Employer and Employee entered into an Employment Agreement, dated as of April 1, 1999 (hereinafter, the "Employment Agreement"); and

     WHEREAS, pursuant to paragraph one of the Employment Agreement, Employer agreed to employ Employee, and Employee agreed to serve in the employ of the Employer, on an exclusive and full-time basis, as the Senior Vice President of Employer, through March 31, 2001, subject to earlier termination pursuant to the provisions of the Employment Agreement; and

     WHEREAS, Employer and Employee desire to extend the term of the Employment Agreement, and Employer desires to confirm, as part of the Employment Agreement, Employer's severance policy;


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     NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the parties hereto agree as follows:

     1. Extension of Term of Employment Agreement. Employer agrees to employ the Employee, and the Employee agrees to serve in the employ of the Employer on an exclusive and full-time basis, in the position identified for Employee in the Employment Agreement, subject to the supervision and direction of that person or persons set forth in the Employment Agreement, through November 30, 2001, unless such period is sooner terminated pursuant to the provisions of paragraphs "FIFTH," "SIXTH," or "SIXTEENTH" of the Employment Agreement.

     2. Severance Policy. Employer hereby confirms to Employee that the terms and provisions of Employer's severance policy, set forth on Exhibit A hereto (the "Severance Policy"), apply to the employment by Employer of Employee. In the event of the termination of Employee under the Employment Agreement without cause, with "cause" defined as set forth of paragraph 1 of the Severance Policy or as set forth in the Employment Agreement, whichever applies, then and in such event, Employee shall be paid an amount equal to the greater of Employee's annual salary under the Employment Agreement for the balance of the


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term of the Employment Agreement or that amount called for by the Severance
Policy.

     3. Continuance in Force of Employment Agreement. Other than as specifically amended hereby, the terms and provisions of the Employment Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the Employer and the Employee have signed this Amendment, effective as of the date and year first above written.


                                   "EMPLOYER"

                                   by             /s/ D J Tietz
                                   its            President
                                   And            /s/ P J Younger
                                   Its            Vice President

                                   "EMPLOYEE"

                                   signature      /S/ J M Foy
                                   print name     John M Foy
                                   address        Lafayette CA 94549


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                                    Exhibit A

                           COMPANY'S SEVERANCE POLICY

     1. Any employee terminated by the Company without "cause" shall be paid severance in an amount equal to the product obtained by multiplying the employee's monthly salary at the time of termination by the number of years that the employee has worked for the Company, with a maximum severance payment of one year's salary;

     2. No severance shall be paid to an employee terminated for cause," with cause defined, in the absence of any specific definition in any employment or severance agreement between the employee and the Company, to mean the non-performance of, or willful misconduct in the performance of, the employee's duties to the Company, or to willful misconduct of the employee amounting to moral turpitude so as to affect his or her ability to adequately perform services on behalf of the Company;

     3. For purposes of the Company's severance policy, the term "Company" shall refer to the Cronos Group or to the subsidiary of the Cronos Group that is the employer of the employee for tax purposes;

     4. The Company's severance policy shall be subject to any provision of local law of the country of the employee's principal place of business that may call for a higher severance payment in the event of a termination of the employee without cause;

     5. The Company's severance policy shall be subject to any provision of any employment or severance agreement between the Company and the employee that calls for a severance payment different than that specified in the Company's severance policy;

     6. No severance shall be payable by the Company to any employee who voluntarily resigns his or her employment with the Company; and

     7. Any severance payment called for under the Company's severance policy shall be paid to the terminated employee in one lump sum, within 30 days of his or her termination of employment.


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